                                                                    EXHIBIT 10.4

                          FIRST AMENDED AND RESTATED

                         REGISTRATION RIGHTS AGREEMENT


     This First Amended and Restated Registration Rights Agreement (this "Agreement") dated as of April 1, 1996 between THE KSI GROUP, INC., a Delaware corporation (the "Company"), and BT CAPITAL PARTNERS, INC., a Delaware corporation ("Purchaser").

                                   RECITALS

     WHEREAS, pursuant to that certain Stock Purchase Agreement dated as of May 31, 1995, by and among Kinetic Systems, Inc., a California corporation ("KSI CA") and Purchaser ("Purchase Agreement"), Purchaser has purchased shares of Preferred Stock from KSI CA which shares are convertible into shares of KSI CA's Series B Common Stock which in turn are exchangeable for shares of KSI CA's Series A Common Stock and KSI CA agreed to provide certain rights to Purchaser to cause the shares of Series A Common Stock which Purchaser may from time to time hold to be registered pursuant to the Securities Act.

     WHEREAS, KSI CA and Purchaser entered into a Registration Rights Agreement on May 31, 1995 (the "Original Agreement") pursuant to which KSI CA granted Purchaser certain registration rights.

     WHEREAS, on March 31, 1996, all of the shareholders of KSI CA, including Purchaser, exchanged all of their shares of KSI CA for shares of the Company.

     WHEREAS, the parties wish to amend and restate the Original Agreement in its entirety as follows to make Purchaser's rights applicable to shares of the Company instead of shares of KSI CA.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Definitions and Usage.
                 ---------------------

            As used in this Agreement:

            1.1  Definitions.
                 -----------

            Agent.  "Agent" shall mean the principal placement agent on an
            -----
agented placement of Registrable Securities.

            Commission.  "Commission" shall mean the Securities and Exchange
            ----------
Commission.

            Common Stock.  "Common Stock" shall mean (i) the Series A Common
            ------------
Stock, par value $.01 per share, of the Company, (ii) shares of capital stock of the Company or any legal successor issued by the Company or any other person in respect of or in exchange for shares of such Series A Common Stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination, exchange, merger or reorganization, and (iii) shares of capital stock of the Company or any legal successor issued by the Company or any other person which is convertible into, or exchangeable from such shares of Series A Common Stock.

            Continuously Effective.   "Continuously Effective", with respect to
            ----------------------
a specified registration statement, shall mean that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

            Demand Registration.  "Demand Registration" shall have the meaning
            -------------------
set forth in Section 2.1(i).
             --------------

            Demanding Holders.  "Demanding Holders" shall have the meaning set
            -----------------
forth in Section 2.1(i).
         --------------

            Exchange Act.  "Exchange Act" shall mean the Securities Exchange Act
            ------------
of 1934.

            Founding Shareholders.  "Founding Shareholders" shall mean
            ---------------------
individually, or collectively, William A. Bianco, Jr., Marie R. Bianco, The Bianco Family 1991 Trust, and David J. Shimmon.

            Holder.  "Holder" shall mean Purchaser and Transferees of
            ------
Purchaser's Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 8, at such times as
                                                   ---------
such Persons shall own Registrable Securities.

            Initial Public Offering.  "Initial Public Offering" shall mean the
            -----------------------
first offering of shares of Common Stock registered pursuant to Section 5 of the Securities Act.

            Majority Selling Holders. "Majority Selling Holders" shall mean
            ------------------------
those Selling Holders whose Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

            Person. "Person" shall mean any individual, corporation,
            ------
partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

            Preferred Stock.  "Preferred Stock" shall mean the preferred stock,
            ---------------
par value $.01 per share, of the Company.

          Piggyback Registration.  "Piggyback Registration" shall have the
          ----------------------
meaning set forth in Section 3.
                     ---------

          Purchase Agreement.  "Purchase Agreement" shall have the meaning set
          ------------------
forth in the Recitals.
             --------

          Register, Registered and Registration.  "Register", "registered", and
          -------------------------------------
"registration" shall refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

          Registrable Securities.  "Registrable Securities" shall mean, subject
          ----------------------
to Section 8 and Section 10.3: (i) shares of Common Stock originally issued to a
   ---------     ------------
Holder and owned by a Holder on the date of determination, (ii) any shares of Common Stock or other securities issued as a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, shares of Common Stock then issuable upon the conversion and/or exchange of the Shares; and (iii) any voting security issued in exchange for Shares in any reorganization of the Company; provided, however,
                                                             --------  -------
that Registrable Securities shall not include any Securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided
                                                                   --------
further, the Company shall have no obligation under Sections 2 and 3 to register
-------                                             ----------------
any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

          Registrable Securities then outstanding.  "Registrable Securities then
          ---------------------------------------
outstanding" shall mean, with respect to a specified determination date, the Registrable Securities owned by all Holders on such date.

          Registration Expenses.  "Registration Expenses" shall have the meaning
          ---------------------
set forth in Section 6.1.
             -----------

          S-3 Registration.  "S-3 Registration" shall mean a registration of
          ----------------
shares being sold for the account of Selling Holders which is then eligible for inclusion by the Company in a Form S-3 or Form S-2 Registration Statement (or any successor form which is substantially similar to Form S-2 or S-3 as in effect on the Closing Date).

          Securities Act.  "Securities Act" shall mean the Securities Act of
          --------------
1933.

          Selling Holders.  "Selling Holders" shall mean, with respect to a
          ---------------
specified registration pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

          Shares.  "Shares" shall mean the shares of Preferred Stock sold
          ------
pursuant to the Purchase Agreement and all shares of Preferred Stock issued as dividends thereon.

          Substantial Holder.  "Substantial Holder" shall mean any Holder or
          ------------------
affiliated group of Holders that owns on the date of determination 50% or more of the Registrable Securities then outstanding.

          Transfer.  "Transfer" shall mean and include the act of selling,
          --------
giving, transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided however, that any transfer or other disposition upon
           -------- -------
foreclosure or other exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

          Underwriters' Representative.  "Underwriters' Representative" shall
          ----------------------------
mean the managing underwriter, or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers.

          Violation.  "Violation" shall have the meaning set forth in Section
          ---------                                                   -------
7.1.
---

          1.2  Usage.
               -----

          (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

          (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

          (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

          (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

          (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

          (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

          (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

          (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 13.
                                                 ----------

     Section 2.  Demand Registration.
                 -------------------

          2.1

          (i) At any time on or after six (6) months after the Initial Public Offering if one or more Holders who collectively own an aggregate of 51% or more of the Registrable Securities then outstanding shall make a written request to the Company (the "Demanding Holders"), the Company shall cause there to be filed with the Commission a registration statement meeting the requirements of the Securities Act (a "Demand Registration"), and each Demanding Holder shall be entitled to have included therein (subject to Section 2.7) all or such number of
                                              -----------
such Demanding Holder's Registered Shares, as the Demanding Holder shall request in writing. Any request made pursuant to this Section 2.1 shall be addressed to
                                               -----------
the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Demand Registration pursuant to this
Section 2.1(i).
--------------

          (ii) The Company shall be entitled to postpone for up to sixty (60) days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board determines, in its
                                    -----------
good faith reasonable judgment (with the concurrence of the managing underwriter, if any), that such registration and the Transfer or Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Demanding Holders notice of such determination; provided, however,
                                                          --------  -------
that the Company shall not have postponed pursuant to this Section 2.1(ii) the
                                                           ---------------
filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1 during the twelve (12) month
                                    -----------
period ended on the date of the relevant request pursuant to Section 2.1(i).
                                                             --------------

          (iii)  Whenever the Company shall have received a demand pursuant to
Section 2.1(i) to effect the registration of any Registrable Shares, the Company
--------------
shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's Registrable Securities, or any portion thereof designated by such Holder, be included in the registration.

          2.2 At any time, or from time to time, when the Company is eligible to use Form S-2 or Form S-3 (or any similar successor form) in connection with a S-3 Registration, Holders of Registrable Securities amounting to not less than 1% of the shares of Common Stock then outstanding, may request that the Company file a S-3 Registration Statement covering the sale of the number of Registrable Securities specified in the request. Any request made pursuant to this Section
                                                                        -------
2.2 shall be addressed to the attention of the Secretary of the Company, and
---
shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof and that the request is for a Shelf Registration pursuant to this Section 2.2.
                              -----------

          2.3 Following receipt of a request for a Demand Registration or an S-3 Registration, the Company shall:

          (i) File the registration statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

          (ii) Use the Company's best efforts to keep the relevant registration statement Continuously Effective (x) if a Demand Registration, for up to two hundred and seventy (270) days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the Registration Statement, and (y) if a S-3 Registration, for so long as Company remains eligible to use a S-3 Registration, but not in excess of three (3) years. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or, in the case of a Demand Registration, postponed
     ---------
as permitted by Section 2.1(ii), the foregoing period shall be extended by the
                ---------------
aggregate number of days of such suspension or postponement.

          2.4 The Company shall be obligated to effect no more than one (1) Demand Registration, except that if following completion of a Demand Registration and the expiration of at least twelve (12) months from completion of the Initial Public Offering the Demanding Holders request a S-3 Registration and the Company is then ineligible to file a Form S-3 Registration Statement, the Holders will be entitled to require the Company to effect a second Demand Registration at Company's expense. For purposes of the preceding sentence, registration shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated, or
(iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived. If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be
                                                             ---------
deemed to have been satisfied (i) if a Demand Registration, upon the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (ii) if a S-3 Registration, upon the effective date of a S-3 Registration, provided no stop order or similar order, or proceedings for such an order, is thereafter entered or initiated or, upon request of the Initiating Substantial Holder, such S-3 Registration is subsequently withdrawn.

          2.5  A registration pursuant to this Section 2.1 shall be on such
                                               -----------
appropriate registration form of the Commission as shall (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders, or by the Initiating Substantial Holder, as the case may be, and (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(i).
                                                               --------------

          2.6  If any registration pursuant to Section 2 involves an
                                               ---------
underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders, shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering, the choice of such underwriter to be subject to the Company's consent, not to be unreasonably withheld. No consent of Company shall be required to retain as underwriter any firm which acted as a managing underwriter of the Initial Public Offering.

          2.7  Whenever the Company shall effect a registration pursuant to this
Section 2 in connection with an underwritten offering by one or more Selling
---------
Holders of Registrable Securities if the Underwriters' Representative or Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holders, the securities which may be included in such offering and the related registration, shall be reduced to such amount which can be sold within such price range, and shall be on a pro rata basis among all Selling Holders in accordance with the number of shares requested to be included in such registration pursuant to this Section 2. In
                                                               ---------
the event and to the extent the Underwriters' Representative or Agent advises the Company in writing that, in its opinion, shares in addition to the Registrable Securities may be included on such offering without adversely affecting the price which the Majority Selling Holders are likely to receive for their securities, the Company may permit the inclusion in such offering and such registration of shares of Common Stock owned by any one or more Founding Shareholders who request such registration (pro rata among them based on their proportionate ownership of shares of Common Stock). This provision is for the express benefit of the Founding Shareholders, may not be amended or modified without their consent, and may be enforced directly by them.

     3.   Piggyback Registration.
          ----------------------

          3.1 If at any time the Company proposes to register (including for this purpose a registration effected by the Company for itself as well as for shareholders of the Company other than the Holders) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), including the Initial Public Offering, the Company shall promptly give each Holder of Registrable Securities written notice of such registration (a "Piggyback Registration"). Upon the written request of each Holder given within twenty (20) days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered. The Company shall have the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation
                                               ---------
or liability to any Holder.

          3.2 If the Underwriters' Representative or Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering: First, securities proposed to be sold by the Company for its own account; second, the number of Registrable Securities requested to be included in such registration by Holders pursuant to this
Section 3 equalling one-half of the total number of securities proposed to be
---------
sold by all Persons other than the Company; third, all other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, pro rata based on the estimated gross proceeds
                       ---------
from the sale thereof; and fourth, all other securities requested to be included in such registration, including shares of Common Stock owned by one or more Founding Shareholders (pro rata among them based on their proportionate ownership of shares of Common Stock). This provision is for the express benefit of the Founding Shareholders, may not be amended or modified without their consent, and may be enforced directly by them.

          3.3 Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this
Section 3.
---------

     4.   Registration Procedures.  Whenever required under Section 2 or Section
          -----------------------                           ---------    -------
3 to effect the registration of any Registrable Securities, the Company shall,
-
as expeditiously as practicable:

          4.1 Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; provided, however,
                                                          --------  -------
that before filing a registration statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders (selected by Majority Selling Holders or the Initiating Substantial Holder, as the case may be) copies of all such documents in the form substantially as proposed to be filed with the Commission at least four (4) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

          4.2 Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2.
                                                             -----------
Subject to Rule 415 under the Securities Act, if the registration statement is a Shelf Registration, the Company shall amend the registration statement or supplement the prospectus so that it will remain current and in compliance with the requirements of the Securities Act for three (3) years after its effective date, and if during such period any event or development occurs as a result of which the registration statement or prospectus contains a misstatement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, the Company shall promptly notify each Selling Holder, amend the registration statement or supplement the prospectus so that each will thereafter comply with the Securities Act and furnish to each Selling Holder of Registerable Shares such amended or supplemented prospectus, which each such Holder shall thereafter use in the Transfer of Registerable Shares covered by such registration statement. Pending such amendment or supplement each such Holder shall cease making offers or Transfers of Registerable Shares pursuant to the prior prospectus. In the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

          4.3 Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

          4.4 Use the Company's best efforts (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or Agent (as applicable, or if inapplicable, the Majority Selling Holders), and (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment; provided, however, that the Company shall not be
                          --------  -------
required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          4.5 In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or Agent for such offering in the marketing of the Registerable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

          4.6 Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

          4.7 Make generally available to the Company's security holders copies of all periodic reports, proxy statements, and other information referred to in
Section 10.1 and an earnings statement satisfying the provisions of  11(a) of
------------
the Securities Act no later than ninety (90) days following the end of the twelve (12)-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

          4.8 Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one (1) firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that
                                                   --------  -------
information that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          4.9 Use the Company's best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company, addressed to the Underwriter, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Underwriter's Representative. The Company shall furnish to each Selling Holder a copy of each such comfort letter or legal opinion.

          4.10 Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

          4.11 Use all reasonable efforts to cause the Registrable Securities covered by such registration statement (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering, and (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

          4.12 Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

          4.13 Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

     5.   Holders' Obligations.  It shall be a condition precedent to the
          --------------------
obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

          5.1 Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration;

          5.2 Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under
Section 2) or the Company and the Majority Selling Holders (in the case of a
---------
registration under Section 3).
                   ---------

     6.   Expenses of Registration.  Expenses in connection with registrations
          ------------------------
pursuant to this Agreement shall be allocated and paid as follows:

          6.1 With respect to each Demand Registration or S-3 Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registration or S-3 Registration for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 9), including all registration, filing and
                            ---------
National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one (1) firm of counsel for all the Selling Holders of Registrable Securities (selected by Demanding Holders owning a majority of the Registrable Securities owned by Demanding Holders to be included in a Demand Registration) (the "Registration Expenses"), but excluding underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders).

          6.2 The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3 for each
                                                           ---------
Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Section 9), but excluding
                                           ---------
underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

          6.3 Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its obligations
                 ---------
under this Agreement.

     7.   Indemnification; Contribution.  If any Registrable Securities are
          -----------------------------
included in a registration statement under this Agreement:

          7.1 To the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

          (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

          (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall
--------  -------                                            -----------
not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the Company by the indemnified party expressly for use in connection with such registration; provided, further, that the indemnity
                                   --------  -------
agreement contained in this Section 7 shall not apply to any underwriter to the
                            ---------
extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.

          7.2 To the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the indemnification required by this
              --------  -------
Section 7.2 shall not apply to amounts paid in settlement of any such loss,
-----------
claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the gross proceeds from the applicable
                     -----------
offering received by such Selling Holder.

          7.3  Promptly after receipt by an indemnified party under this Section
                                                                         -------
7 of notice of the commencement of any action, suit, proceeding, investigation
-
or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to the
                 ---------
indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own
counsel, with the fees and disbursements and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the indemnifying
                             ---------
party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the indemnified
                 ---------
party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one (1) separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

          7.4  If the indemnification required by this Section 7 from the
                                                       ---------
indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this
Section 7:
---------

          (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and
                                                           -----------
Section 7.2, any legal or other fees or expenses reasonably incurred by such
-----------
party in connection with any investigation or proceeding.

          (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata
                                 -----------
allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person guilty of
                                            --------------
fraudulent misrepresentation (within the meaning of  11(f) of the Securities
Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          7.5  If indemnification is available under this Section 7, the
                                                          ---------
indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 8 without regard to the relative fault of such
                 ---------
indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.
               -----------

          7.6 The obligations of the Company and the Selling Holders of Registrable Securities under this Section 7 shall survive the completion of any
                                  ---------
offering of Registrable Securities pursuant to a registration statement under this Agreement, and otherwise.

     8.   Transfer of Registration Rights.  Rights with respect to Registrable
          -------------------------------
Securities may be Transferred as follows: all rights of a Holder with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any of its Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit
                                                                        -------
A, and (y) the Transferor shall have delivered to the Secretary of the Company,
-
no later than fifteen (15) days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.

     9.   Holdback.  Each Holder entitled pursuant to this Agreement to have
          --------
Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters' Representative or Agent in connection with an offering of any

Registrable Securities, and if similar agreements are executed by each Person including securities for sale in such Registration, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the fifteen (15)-day period prior to, and during the one hundred and eighty (180)-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such
                   --------
effective date in writing by the Company or such Underwriters' Representative or Agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

     10.  Covenants of the Company.  The Company hereby agrees and covenants as
          ------------------------
follows:

          10.1 The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

          10.2 (i) The Company shall not, and shall permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five (5) business days prior to, and during the ninety (90)-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is pursuant to Section 3).
                                                                 ---------
The Company shall not effect any registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights agreements as may be approved in writing by the Majority Selling Holders or the Initiating Substantial Holder, as the case may
be), or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to
Section 2.1 until the earlier of (x) ninety (90) days following the date as of
-----------
which all securities covered by such Demand Registration statement shall have been Transferred, and (y) one hundred and eighty (180) days following the effective date of such Demand Registration statement, unless the Company shall have previously notified in writing all Selling Holders of the Company's desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters' Representative, if any, shall have consented thereto in writing.

          (ii) Any agreement entered into after the date of this Agreement pursuant to which the Company or any of its majority owned subsidiaries issues or agrees to issue any privately placed securities similar to any issue of the Registrable Securities (other than (x) shares of Common Stock pursuant to a stock incentive, stock option, stock bonus, stock purchase or other employee benefit plan of the Company approved by its Board of Directors, and (y) securities issued to Persons in exchange for ownership interests in any Person in connection with a business combination in which the Company or any of its majority owned subsidiaries is a party) shall contain a provision whereby holders of such securities agree not to effect any public sale or distribution of any such securities during the periods described in the first sentence of
Section 10.2(i), in each case including a sale pursuant to Rule 144 under the
---------------
Securities Act (unless such Person is prevented by applicable statute or regulation from entering into such an agreement).

          10.3 The Company shall not grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand Registration or, without consent of Purchaser, which gives such Person the right to participate in any Piggyback Registration or terms more favorable to such person than are provided to Purchaser under the Agreement.

     11.  Amendment, Modification and Waivers; Further Assurances.
          -------------------------------------------------------

          (i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

          (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

          (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

     12.  Assignment; Benefit.  This Agreement and all of the provisions hereof
          -------------------
shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with respect to
--------  -------
certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities outstanding on the date as of which such delegation or assignment is to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.
                                                       ---------

     13.  Miscellaneous.
          -------------

          13.1   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

          13.2   Notices.  All notices and requests given pursuant to this
                 -------
Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 1 to this Agreement or in the relevant agreement
                     ----------
in the form of Exhibit A whereby such party became bound by the provisions of
               ---------
this Agreement. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery. This Agreement shall terminate as to any Holder when all of the Registrable Securities held by such Holder could be sold by such Holder pursuant to Rule 144(k) or pursuant to Rule 144(e)(1)(i).

          13.3   Entire Agreement; Integration.  This Agreement supersedes all
                 -----------------------------
prior agreements between or among any of the parties hereto with respect to the subject matter contained herein and therein, and such agreements embody the entire understanding among the parties relating to such subject matter.

          13.4   Injunctive Relief.  Each of the parties hereto acknowledges
                 -----------------
that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

          13.5   Section Headings.   Section headings are for convenience of
                 ----------------
reference only and shall not affect the meaning of any provision of this Agreement.

          13.6   Counterparts.  This Agreement may be executed in any number of
                 ------------
counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

          13.7   Severability.  If any provision of this Agreement shall be
                 ------------
invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

          13.8   Filing.  A copy of this Agreement and of all amendments thereto
                 ------
shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

          13.9   Termination.  This Agreement may be terminated at any time by a
                 -----------
written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7
                                                                   ---------
hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock
                                    --------
previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

          13.10   Attorneys' Fees.  In any action or proceeding brought to
                  ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

          13.11   No Third Party Beneficiaries.  Except as provided in Sections
                  ----------------------------
2.7 and 3.3, nothing herein expressed or implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

                                         KINETIC SYSTEMS, INC.,
                                         a California corporation



                                         By: /s/ David J. Shimmon
                                            --------------------------
                                          Name: David J. Shimmon
                                          Title: COO


                                         BT CAPITAL PARTNERS, INC.,
                                         a Delaware corporation

                                         By: /s/ Martin M. Jelenko
                                            --------------------------
                                          Name: Martin M. Jelenko
                                          Title: Managing Director


                                         THE KSI GROUP, INC.,
                                         a Delaware corporation



                                         By: /s/ David J. Shimmon
                                            --------------------------
                                          Name: David J. Shimmon
                                          Title: COO

                                                                       EXHIBIT A

                                                                 to Registration
                                                                Rights Agreement



                             AGREEMENT TO BE BOUND
                     BY THE REGISTRATION RIGHTS AGREEMENT


     The undersigned, being the transferee of ______ shares of the Preferred Stock, $.01 par value per share, of The KSI Group, Inc., a Delaware corporation (the "Company"), as a condition to the transfer of such securities, acknowledges that matters pertaining to the registration of Registrable Securities is governed by the Registration Rights Agreement dated as of April 1, 1996 between the Company and the Purchaser referred to therein (the "Agreement"), and the undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

     Agreed to this __ day of _____, 199_.

                         _________________________________

                         _________________________________*

                         _________________________________*

*Include address for notices.

                                  SCHEDULE 1


                                   Addresses
                                   ---------

     BT Capital Partners,Inc.
     1 BT Plaza
     130 Liberty Street, 30th Floor
     New York, New York 10006
     Attn:  Corporate Secretary
     Telecopy:  212/250-4819

With copies to:


     BT Capital Partners, Inc.
     300 South Grand Avenue
     41st Floor
     Los Angeles, California 90071
     Attn:  Martin M. Jelenko
     Telecopy:  213/620-8244

     and:

     Sidley & Austin
     555 West Fifth Street
     Suite 4000
     Los Angeles, California 90013
     Attn:  Moshe J. Kupietzky
     Telecopy:  213/896-6600

                                      A-2